EXHIBIT 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use in this Amendment No 2. to the Registration Statement on Form SB-2/A of our report dated January 29, 2003, relating to the financial statements of Corporate Road Show.com Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.







                                                    LAZAR LEVINE & FELIX LLP

New York, New York
June 23, 2003




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